 Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report of Rafina Innovations Inc. (the "Registrant") on Form 10-Q/A for the three months ended March 31, 2019, as filed with the Securities & Exchange Commission on the date hereof (the "Quarterly Report"), We, Constantinos Zertalis, Chief Executive Officer, and Paraskevi Pylarinou, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Amendment No. 1 to the Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Amendment No. 1 to the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  May 22, 2019

/s/ Constantinos Zertalis
Constantinos Zertalis
Chief Executive Officer (Principal Executive Officer)

Dated:  May 22, 2019
/s/ Paraskevi Pylarinou
Paraskevi Pylarinou
Chief Financial Officer (Principal Financial and Accounting Officer)